UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 8, 2012

Volterra Semiconductor Corporation

(Exact name of Registrant as specified in its charter)

Delaware	000-50857	94-3251865
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

47467 Fremont Blvd., Fremont, CA	94538-6437
(Address of principal executive offices)	(Zip Code)

(510) 743-1200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On May 8, 2012, Volterra Semiconductor Corporation (the “Company”) amended its lease agreements entered into on May 9, 2007 for its corporate headquarters at 47467 Fremont Blvd. and 47451 Fremont Blvd. (the “Lease Amendments”), to extend the terms of both leases through February 2018. The Lease Amendments are filed as Exhibit 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith:

Number	Description

10.1	Second Amendment to Lease Agreement, dated May 8, 2012, between PLDSPE LLC and the Registrant (47467 Fremont Blvd).

10.2	Second Amendment to Lease Agreement, dated May 8, 2012, between PLDSPE LLC and the Registrant (47451 Fremont Blvd).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Volterra Semiconductor Corporation

By:	/S/ DAVID OH
Name:	David Oh
Title:	VP, Legal Affairs and General Counsel

Dated: May 10, 2012